UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

EverQuote, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 10, 2021	Your Vote Counts!
EVERQUOTE, INC. 2021 Annual Meeting June 10, 2021 10:00 AM ET Virtual Meeting Site: www.virtualshareholdermeeting.com/EVER2021

EVERQUOTE, INC. 210 BROADWAY CAMBRIDGE, MA 02139

D50327-P55037

 You invested in EVERQUOTE, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting.

 Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

	01) Darryl Auguste 04) Paul Deninger 07) George Neble	For
02) David Blundin 05) John Lunny 08) John Shields
03) Sanju Bansal 06) Jayme Mendal 09) Mira Wilczek

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.	For

3.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.	For

4.	To approve, on a non-binding advisory basis, the frequency with which to hold future advisory votes on the compensation of the Company’s named executive officers.	Years

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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D50328-P55037